                                                                    EXHIBIT 24.1


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly
authorized, in the City of San Diego, State of California, on the      day of
May, 1996.


                                          IDEC PHARMACEUTICALS CORPORATION


                                          By:


                                          --------------------------------------

                                             William H. Rastetter


                                             President and Chief Executive
                                          Officer


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William H. Rastetter and Kenneth J. Woolcott, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement filed herewith and any and all amendments to said Registration Statement (including post-effective amendments and registration statements filed pursuant to Rule 462 and otherwise), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             SIGNATURE                                  TITLE                          DATE
- -----------------------------------    ----------------------------------------    -------------
                                          President, Chief Executive Officer        May   , 1996
  ---------------------------------                  and Director
  (William H. Rastetter)                    (Principal Executive Officer)


                                         Vice President, and Chief Financial        May   , 1996
  ---------------------------------        Officer (Principal Financial and
  (Phillip M. Schneider)                         Accounting Officer)


                                                Chairman of the Board               May   , 1996
  ---------------------------------
  (Brook H. Byers)

                                                       Director                     May   , 1996
  ---------------------------------
  (Charles C. Edwards, M.D.)

                                                       Director                     May   , 1996
  ---------------------------------
  (John Groom)

             SIGNATURE                                  TITLE                          DATE
- -----------------------------------    ----------------------------------------    -------------
/s/ KAZUHIRO HASHIMOTA                                 Director                     May 20, 1996
  ---------------------------------
  (Kazuhiro Hashimota)
                                                       Director                     May   , 1996
  ---------------------------------
  (Peter Barton Hutt)
                                                       Director                     May   , 1996
  ---------------------------------
  (Franklin P. Johnson, Jr.)
                                                       Director                     May   , 1996
  ---------------------------------
  (John P. McLaughlin)
                                                       Director                     May   , 1996
  ---------------------------------
  (Lynn Schenk)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly
authorized, in the City of San Diego, State of California, on the   day of May,
1996.

                                          IDEC PHARMACEUTICALS CORPORATION

                                          By:

                                            ------------------------------------
                                            William H. Rastetter
                                            President and Chief Executive
                                              Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William H. Rastetter and Kenneth J. Woolcott, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement filed herewith and any and all amendments to said Registration Statement (including post-effective amendments and registration statements filed pursuant to Rule 462 and otherwise), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             SIGNATURE                                  TITLE                          DATE
- -----------------------------------    ----------------------------------------    -------------
                                          President, Chief Executive Officer        May   , 1996
- -----------------------------------                  and Director
(William H. Rastetter)                      (Principal Executive Officer)


                                         Vice President, and Chief Financial        May   , 1996
- -----------------------------------        Officer (Principal Financial and
(Phillip M. Schneider)                           Accounting Officer)


                                                Chairman of the Board               May   , 1996
- -----------------------------------
(Brook H. Byers)


                                                       Director                     May   , 1996
- -----------------------------------
(Charles C. Edwards, M.D.)


                                                       Director                     May   , 1996
- -----------------------------------
(John Groom)

             SIGNATURE                                  TITLE                          DATE
- -----------------------------------    ----------------------------------------    -------------
                                                       Director                     May   , 1996
- -----------------------------------
(Kazuhiro Hashimota)


/s/ PETER BARTON HUTT                                  Director                     May 20, 1996
- -----------------------------------
(Peter Barton Hutt)

                                                       Director                     May   , 1996
- -----------------------------------
(Franklin P. Johnson, Jr.)

                                                       Director                     May   , 1996
- -----------------------------------
(John P. McLaughlin)

                                                       Director                     May   , 1996
- -----------------------------------
(Lynn Schenk)